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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 March 24, 1999
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                Date of Report (Date of earliest event reported)



                            Harvard Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                        0-21362                21-0715310
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



     3 Werner Way,  Lebanon, New Jersey                            08833
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:              (908) 437-4100
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Item 5.  Other Events.

         On March 24, 1999, the Board of Directors of Harvard Industries, Inc., a Delaware corporation (the "Company"), declared a dividend of one preferred share purchase right ("Right") on each outstanding share of the Company's common stock, par value $0.01 per share (the "Common Shares"), payable to stockholders of record on April 5, 1999 (the "Record Date"). Except as described below, each Right, when exercisable, entitles the holder thereof to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company at an exercise price of $30 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and State Street Bank and Trust Company, a Massachusetts trust company, as Rights Agent.

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group has become an "Acquiring Person" (as defined below) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by Common Share certificates.

         An "Acquiring Person" is a person or group of affiliated or associated persons who have acquired beneficial ownership of 20% or more of the outstanding Common Shares, other than the Company, any subsidiary of the Company, and any employee benefit plan of the Company or its subsidiaries, and certain persons affiliated or associated with or related to the foregoing. Notwithstanding the foregoing, (i) no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of the Company's Common Shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares then outstanding, provided, however, that if a Person shall become the beneficial owner of 20% or more of the Common Shares of the Company then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, (A) acquire beneficial ownership of any additional Common Shares and (B) beneficially own after such acquisition 20% or more of the aggregate number of Common Shares of the Company then outstanding, then such Person shall be deemed to be an "Acquiring Person"; (ii) Franklin shall not be deemed to be an "Acquiring Person" for purposes of the Rights Agreement; provided, however, that if at any time Franklin shall (A) acquire beneficial ownership of any additional Common Shares and (B) beneficially own after such acquisition 27.5% or more of the aggregate number of Common Shares of the Company then outstanding, then
Franklin shall be deemed to be an "Acquiring Person"; provided, further, that if at any time Franklin (C) shall acquire beneficial ownership of any additional Common Shares, (D) shall beneficially own after such acquisition more than 2,512,769 Common Shares, but less than 27.5% of the aggregate number of Common Shares of the Company at the time outstanding, and (E) shall not have duly signed, dated and delivered to the Company, on or prior to the date such acquisition is effected, an irrevocable proxy substantially in the form of Exhibit D hereto with respect to all Common Shares of the Company beneficially owned by Franklin immediately after such acquisition in excess of 2,512,769, then Franklin shall be deemed to be an "Acquiring Person"; and provided, yet further, that this clause (ii) shall be inapplicable at all times on and after the first date on which Franklin shall not


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beneficially own at least 20.0% of the Common Shares of the Company at the time outstanding; (iii) no Qualifying Franklin Transferee shall be deemed to be an "Acquiring Person" for purposes of the Rights Agreement; provided, however, that if after becoming a Qualifying Franklin
Transferee, such Qualifying Franklin Transferee shall (A) acquire beneficial ownership of any additional Common Shares and (B) beneficially own after such acquisition more than the lesser of (x)
2,512,769 Common Shares, or (y) the number of Common Shares of the Company owned by such Qualifying Franklin Transferee immediately after it first became a Qualifying Franklin Transferee, then such Qualifying Franklin Transferee shall be deemed to be an "Acquiring Person";
provided, further, that this clause (iii) shall be inapplicable to any Qualifying Franklin Transferee at all times on and after the first date on which such Qualifying Franklin Transferee shall not beneficially own at least 20.0% of the Common Shares of the Company at the time outstanding; (iv) Contrarian shall not be deemed to be an "Acquiring
Person" for purposes of the Rights Agreement; provided, however, that if at any time Contrarian shall (A) acquire beneficial ownership of any additional Common Shares and (B) beneficially own after such acquisition 30.0% or more of the aggregate number of Common Shares of the Company then outstanding, then Contrarian shall be deemed to be an "Acquiring Person"; provided, further, that if at any time Contrarian (C) shall acquire beneficial ownership of any additional Common Shares, (D) shall beneficially own after such acquisition more than 2,859,529 Common
Shares, but less than 30.0% of the aggregate number of Common Shares of the Company at the time outstanding, and (E) shall not have duly signed, dated and delivered to the Company, on or prior to the date such acquisition is effected, an irrevocable proxy substantially in the form of Exhibit D hereto with respect to all Common Shares of the Company beneficially owned by Contrarian immediately after such acquisition in excess of 2,859,259, then Contrarian shall be deemed to be an "Acquiring Person"; and provided, yet further, that this clause (iv) shall be inapplicable at all times on and after the first date on which Contrarian shall not beneficially own at least 20.0% of the Common
Shares of the Company at the time outstanding; (v) no Qualifying
Contrarian Transferee shall be deemed to be an "Acquiring Person" for purposes of the Rights Agreement; provided, however, that if after becoming a Qualifying Contrarian Transferee, such Qualifying Contrarian Transferee shall (A) acquire beneficial ownership of any additional Common Shares and (B) beneficially own after such acquisition more than the lesser of
(x) 2,859,529 Common Shares, or (y) the number of Common Shares of the Company owned by such Qualifying Contrarian Transferee immediately after it first became a Qualifying Contrarian Transferee, then such Qualifying Contrarian Transferee shall be deemed to be an "Acquiring Person";
provided, further, that this clause (v) shall be inapplicable to any Qualifying Contrarian Transferee at all times on and after the first date on which such Qualifying Contrarian Transferee shall not beneficially own at least 20.0% of the Common Shares of the Company at the time outstanding; and (vi) if the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of the Rights Agreement. As used herein, (1) "Contrarian" means collectively, at any time of determination, Contrarian Capital Advisors, L.L.C., Contrarian Capital Management, L.L.C. and Contrarian Capital Fund II, L.P., and their respective affiliates and associates (as such terms are defined in SEC Rule 12b-2) at such time; (2) "Franklin" means collectively, at any time of determination, Franklin Advisers, Inc., Franklin Resources,
Inc., Charles B. Johnson and Rupert H. Johnson, and their respective affiliates and associates at such time; (3) "Qualifying Contrarian Transferee" means any Person (including such Person's affiliates and associates) other than


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Contrarian which acquires in a single transaction, either from Contrarian or from a Qualifying Contrarian Transferee, not more than 2,859,529 Common Shares of the Company, provided that immediately following such transaction, the aggregate number of Common Shares beneficially owned by such acquiring Person and its affiliates and associates (x) constitutes 20.0% or more of the Common Shares of the Company outstanding at the time of such transaction and (y) does not exceed the lesser of (i) 2,859,529 Common Shares or (ii) the aggregate number of Common Shares beneficially owned immediately prior to such transaction by the transferor and its Affiliates and Associates; provided, further, that within ten (10) calendar days after the date of such transaction, such acquiring Person shall deliver a written notice to the Company at its principal executive office, stating that such Person is a Qualifying Contrarian Transferee, and setting forth (A) the date of such transaction, (B) the aggregate number of Common Shares acquired in such transaction, (C) the name and address of each Person from whom Common Shares were acquired in such transaction, and (D) the aggregate number of Common Shares beneficially owned immediately following such transaction by such acquiring Person and its affiliates and associates; and (4) "Qualifying Franklin Transferee" means any Person (including such Person's Affiliates and Associates) other than Franklin who acquires in a single transaction, either from Franklin or from a Qualifying Franklin Transferee, not more than 2,512,769 Common Shares of the Company, provided that immediately following such transaction, the aggregate number of Common Shares beneficially owned by such acquiring Person and its Affiliates and Associates (x) constitutes 20.0% or more of the Common Shares of the Company outstanding at the time of such transaction and (y) does not exceed the lesser of (i) 2,512,769 Common Shares or (ii) the aggregate number of Common Shares beneficially owned immediately prior to such transaction by the transferor and its Affiliates and Associates; provided, further, that within ten (10) calendar days after the date of such transaction, such acquiring Person shall deliver a written notice to the Company at its principal executive office, stating that such Person is a Qualifying Franklin Transferee, and setting forth (A) the date of such transaction, (B) the aggregate number of Common Shares acquired in such transaction, (C) the name and address of each Person from whom Common Shares were acquired in such transaction, and (D) the aggregate number of Common Shares beneficially owned immediately following such transaction by such acquiring Person and its affiliates and associates.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on March 24, 2009 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, as described below.

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution


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(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, assets or capital stock (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. The Company will not be required to issue fractional Common Shares or Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash may be made based on the market price of the Common Shares or Preferred Shares on the last trading day prior to the date of exercise.

         Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to the greater of (1) a preferential quarterly dividend payment of $1.00 per share, or (2) an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $100 per share, plus an amount equal to 100 times the aggregate amount to be distributed per share of common stock of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares except as otherwise required by law. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

         If any person or group becomes an Acquiring Person, then each holder of a Right (other than Rights beneficially owned by the Acquiring Person, any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), and certain transferees thereof, which will be void) will have the right to receive upon exercise of such Right that number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right.

         If at any time after the time that any person or group becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by the Acquiring Person, any Associate or Affiliate thereof, and certain transferees thereof, which will be void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         At any time after the time that any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board


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of Directors of the Company may exchange the Rights (other than Rights beneficially owned by such person or group, any Associate or Affiliate thereof, and certain transferees thereof, which will be void), in whole or in part, at an exchange ratio equal to the greater of (i) one Common Share per Right (subject to adjustment), or (ii) a number of Common Shares per Right equal to the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) the then-current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) of the Rights Agreement). The Board in making such exchange may, at its option, substitute Preferred Shares for Common Shares at the initial rate of one one-hundredth of a Preferred Share for each Common Share.

         At any time prior to the time that any person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment (the "Redemption Price"), which may (at the option of the Company) be paid in cash, Common Shares or other consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish; provided, however, that no redemption will be permitted or required after the time that any person becomes an Acquiring Person. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may make the Rights redeemable if the Rights are not then redeemable in accordance with the terms of the Rights Agreement or may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors.

A copy of the Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights Certificate, as Exhibit C the Summary of Rights to Purchase Preferred Stock, and as Exhibit D the form of irrevocable proxy, is filed as Exhibit 1 to the Company's Registration Statement on Form 8-A dated March 24, 1999, filed with the Commission, and is incorporated herein by reference. The foregoing description of the Rights is qualified by reference to such exhibit.




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Item 7.  Financial Statements and Exhibits.

         1. Rights Agreement, dated as of March 24, 1999, between Harvard Industries, Inc. and State Street Bank and Trust Company as Rights Agent, which includes (i) as Exhibit A thereto the form of Certificate of Designation of the Series A Junior Participating Preferred Stock, (ii) as Exhibit B thereto the form of Right certificate (separate certificates for the Rights will not be issued until after the Distribution Date),
                  (iii) as Exhibit C thereto the Summary of Stockholder Rights Agreement, and (iv) as Exhibit D thereof the form of Irrevocable Proxy.(1)

         2.       Press Release, dated March 24, 1999.

         3. Form of Letter to Harvard Industries, Inc. stockholders, dated March 24, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 1999                   HARVARD INDUSTRIES, INC.


                                        By:   /s/ Roger G. Pollazzi

                                             Name:  Roger G. Pollazzi
                                             Title: Chairman and Chief Executive
                                                    Officer




-------------------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form 8-A, dated March 24, 1999 and filed by the Registrant with the Commission (Commission File No. 0-21362).




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                                  EXHIBIT INDEX

     Exhibit                          Description
     Number                           -----------
     ------

        1 Rights Agreement, dated as of March 24, 1999, between Harvard Industries, Inc. and State Street Bank and Trust Company as Rights Agent, which includes (i) as Exhibit A thereto the form of Certificate of Designation of the Series A Junior Participating Preferred Stock, (ii) as Exhibit B thereto the form of Right certificate (separate certificates for the Rights will not be issued until after the Distribution Date),
                  (iii) as Exhibit C thereto the Summary of Stockholder Rights Agreement, and (iv) as Exhibit D thereto the form of Irrevocable Proxy.(1)

        2         Press Release, dated March 24, 1999.

        3 Form of Letter to Harvard Industries, Inc. stockholders, dated March 24, 1999.












-------------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form 8-A, dated March 24, 1999 and filed by the Registrant with the Commission (Commission File No. 0-21362).




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